UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 31, 2013

Home BancShares, Inc.

(Exact name of registrant as specified in its charter)

Arkansas	000-51904	71-0682831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

719 Harkrider, Suite 100, Conway, Arkansas	72032
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code) (501) 328-4770

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On July 31, 2013, Home BancShares, Inc., an Arkansas corporation (“Home”), and its wholly-owned subsidiary, Centennial Bank (“Centennial”), entered into the First Amendment (the Amendment”) to the Agreement and Plan of Merger dated June 25, 2013 (the “Agreement”), by and among Home and Centennial, on the one hand, and Liberty Bancshares, Inc., an Arkansas corporation (“LBI”), and its wholly-owned bank subsidiary, Liberty Bank of Arkansas (“Liberty Bank”), on the other hand, under which Home and Centennial will acquire LBI and Liberty Bank (the “Merger”).

The Amendment modifies certain terms of the Agreement in the event the 20-day average closing price of the Home common stock increases or decreases by more than twenty-five percent (25%) from the date of the Agreement to the date of the closing of the Merger (the “Closing Date”), and it makes a technical revision to clarify the effective time of the Merger. Under the terms of the Amendment, if the 20-day average closing price of the Home common stock as of the Closing Date is equal to or greater than $28.525 (subject to adjustment in the event of a stock dividend, reclassification, recapitalization, split-up, combination, exchange of shares or similar transaction), the number of shares of Home common stock to be issued to LBI shareholders in connection with the merger will be 8,764,242 shares. In addition, if the 20-day average closing price of the Home common stock as of the Closing Date is less than $17.115 (subject to adjustment in the event of a stock dividend, reclassification, recapitalization, split-up, combination, exchange of shares or similar transaction), then either party has the option to terminate the Agreement.

The foregoing summary of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 2.2 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

2.1	Agreement and Plan of Merger by and among Home BancShares, Inc., Centennial Bank, Liberty Bancshares, Inc., and Liberty Bank of Arkansas dated June 25, 2013 (incorporated by reference to Exhibit 2.1 to Home BancShares’ Current Report on Form 8-K/A, filed on June 27, 2013).

2.2	First Amendment to Agreement and Plan of Merger, dated July 31, 2013, by and among Home BancShares, Inc., Centennial Bank, Liberty Bancshares, Inc., and Liberty Bank of Arkansas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.
(Registrant)

Date: August 2, 2013	/s/ Brian Davis
Brian Davis
Chief Accounting Officer